UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported)           November 25, 2005
                                           -------------------------------------

                            Advanced Biotherapy, Inc.
                            -------------------------
             (Exact name of registrant as specified in its chapter)

          Delaware                        0-26323               51-0402415
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(State or other jurisdiction            (Commission            (IRS Employer
      of incorporation)                 File Number)         Identification No.)

6355 Topanga Canyon Boulevard, Suite 510                            91367
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Woodland Hills, California                                       (Zip Code)
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(Address of principal executive offices)

Registrant's telephone number, including area code   (818) 883-6716
                                                   --------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

     Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Directors Alexander L. Cappello and John M. Bendheim resigned effective November 23, 2005. The Company previously reported the appointment of Keith Gregg and Paul Hopper as new directors effective November 14, 2005. It is expected that Mr. Gregg will serve on the Company's Compensation Committee and Mr. Hopper will serve on the Company's Audit Committee. The Company entered into an agreement with BioPharm Development Group, LLC, a company owned by Keith Gregg, to pay BioPharm the sum of $5,000 per month for consulting services provided between January 1, 2005 and September 30, 2005, with payment contingent upon the Company receiving funding either in the form of a licensing agreement or equity or dept financing. Additionally, BioPharm Development Group, LLC will be reimbursed for reasonable out-of-pocket costs. A success fee is included in the agreement if the Company enters into a commercial relationship within eighteen months from the termination of the agreement with a candidate brought to the Company by BioPharm Development Group, LLC. T he Company issued 315,789 shares of common stock, with restrictive legend, to Mr. Paul Hopper for services rendered to the Company as Director of Business Development during the period of March 15, 2005 through August 15, 2005. Such shares were calculated based on in-kind services at $10,000 per month and a contractual value of $0.19 per share of common stock.






                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ADVANCED BIOTHERAPY, INC.
                                    (Registrant)


Date:    November 25, 2005          By:  /s/Edmond Buccellato
                                         ---------------------------------------
                                         Edmond Buccellato, President and CEO